NOTICE OF ANNUAL MEETING
                          TO BE HELD xxx,xx, 2002



                  To the shareholders of The O'Higgins Fund



NOTICE IS HEREBY GIVEN that the Annual Meeting of The O'Higgins Fund, Inc. will be held at 1375 Anthony Wayne Drive, Wayne PA. 19087 on xxx,xx, 2002 at 7:30 PM for the following purposes.


   1) To elect six (6) directors to serve until the next Annual Meeting of Shareholders or until their successors are elected and qualified.

   2) To ratify or reject the selection of Sanville & Company, Certified Public Accountants, as independent public accountants to audit and certify financial statements of the Fund for the fiscal year ending December 31, 2002.

   3) To Compliment the O'Higgins " Beating the Dow - With Bonds" theory by adding the ability to purchase up to 20 percent of ttotal assets outside of the theory under Rule 35d-1 of the investment Company Act of 1940 to be responsive to changing world conditions.

   4) To transact such other business as may properly come before the meeting or any general adjournments thereof.



The Board of Directors has fixed the close of business on xxx,xx, 2002 as the record date for determination of the shareholders entitled to notice of, and to vote at the meeting.



             PLEASE FILL IN, SIGN AND RETURN THE ENCLOSED PROXY IF
              YOU DO NOT EXPECT TO ATTEND THE MEETING IN PERSON.


               PROMPT RETURN OF YOUR PROXY WILL BE APPRECIATED.





















                                                         XXXXXX XX, 2002


Dear Shareholders:

The Federal Securities and Exchange Commission has adopted a ruling regarding the "Privacy of Consumer Financial Information" known as Regulation S-P. This ruling states that financial institutions such as your Fund must provide you with this notice of our privacy policies and practices on an annual basis. We are pleased to report that:

A. Information We Collect - Our application forms contain names, addresses, phone numbers, W9 status and social security or tax ID numbers for regular accounts. Our IRA application forms also contain birth date and beneficiary information. Of course, we also keep record of all of your security transactions such as your account balances and transaction histories.


B. Our Disclosure Statement -We only disclose personal information about you either while you are a shareholder or if you have left the Fund as required by law. And, since we handle regular transactions internally, the number of emplo-yees that even see your information is limited. However, funds cannot be IRA trustees. We use Delaware Charter Guarantee & Trust Co. to provide this service which requires that we disclose our IRA shareholder name and address list to it on an annual basis. In this regard, we have forwarded a letter requiring them to get permission from our IRA shareholders if they wish to use the information we supply other than that required by law.


You may call 1-800-548-1942 if there are any questions about our Regulation S-P status.



Respectfully submitted



Bernard B. Klawans
President















                                PROXY STATEMENT
                              THE O'HIGGINS FUND
                             1375 Anthony Wayne Dr.
                   Wayne, PA. 19087   Tel. 1-800-548-1942


Enclosed herewith is notice of an Annual Meeting of Shareholders of The O'Higgins Fund (the "Fund") and a proxy form solicited by the Board of Directors of the Fund. This proxy material was first mailed to shareholders on xxx,xx, 2002.

The proxy may be revoked at any time before it is exercised either by mail notice to the Fund or through resubmittal at a later date. Please place your instructions on the enclosed one, then sign, date and return it. All costs of soliciting this proxy will be borne by your Fund. You may also vote in person at the meeting that would override all your previously filed proxies.

The Fund has one class of capital stock all having equal voting rights. On xxx, xx, 2002, the date of record, there were xxx,xxx shares outstanding, held by shareholders entitled to notice of and to vote at the meeting. In all matters, each share has one vote.


                             ELECTION OF DIRECTORS

Six (6) nominees listed below have consented to serve as directors, if elected, until the next Annual Meeting of Shareholders or until their successors are elected and qualified.

           Nominees for Election of Directors of The O'Higgins Fund

   Name, Age  &       Directors   Principal  Occupation     #  Share       %  of
   Fund  Office        Since         Past Five Years        xx/xx/02       Class

Bernard B. Klawans      1998      President                   xx,xxx        x.xx
       81                         The O'Higgins Fund
* President                       Valley Forge, PA.

William A. Texter       1998      Retired Nuclear Eng Mgr        xxx        x.xx
       55                         Peco Energy Co.
                                  Philadelphia, PA.
                                                                   (1)
Victor J. Belanger      1998      VP & Chief Oper Officer      x,xxx        x.xx
       60                         Linearizer Tech, Inc.
                                  Robbinsville, NJ.

Dr. Gerd H. Dahl        1998      Retired Chemist                xxx        x.xx
       71                         Elf Atochen N. A.
                                  Philadelphia, PA.

Dr. James P. King        1998     President                      xxx        x.xx
       70                         Desilube Technology Inc .
                                  Lansdale, PA.

* Directors of the Fund who are "interested persons" as defined in the Invest-ment Company Act of 1940. Mr. Klawans is an "interested person" by virtue of his position in the Fund's Investment Adviser. All Fund officers are also considered "interested persons".

1) Includes x,xxx shares in an IRA.
2) These shares are held in a Living Trust Dated August 2, 1994.




                                     - 1 -


   Name & Age         Directors   Principal  Occupation     #  Share       %  of
                        Since        Past Five Years        xx/xx/02       Class
                                                                   (2)
Donald A. Peterson       1998     Project Manager                xxx        x.xx
      61                          Lockeed Martin
                                  Norristown, PA.


Shareholders have one vote for each share they own for each of six directors of their choice. All proxies returned to the Fund, except those specifically marked to withhold authority, will be cast for the nominees listed above. A majority of the votes cast, when a quorum is present, will elect each director. All nominees stood for election last year and were overwhelmingly reelected.

                          Board Meetings & Committees

There were five Board of Directors meetings in 2001. Dr. Dahl attended four Messrs Belanger and Peterson attended Five. The remaining three directors A Attended all six.

                         Principal Executive Officers

             Name                 Age           Executive Office & Tenure

      Bernard B. Klawans           81         President since 1998 (inception)
      William A. Texter            55         Secretary since 2000
      Sandra K. Texter             51         Treasurer since 1999

The Board of Directors elects officers for a term of one year.

                    Remuneration of Directors and Officers

The Fund pays $49.50 a month to Mr. Texter to cover his miscellaneous expenses associated with services rendered as officer of the Fund. In addition, all directors except Mr. Texter and Mr. Klawans are paid $99 for expenses associated with each Directors' meeting they attend. The officers and directors of the Fund, as a group, own xx,xxx shares beneficially, directly and indirectly or x,xx% of the shares outstanding. There are no other classes of shares issued.


                                   BROKERAGE

The Fund requires all brokers to effect transactions in portfolio securities in such a manner as to get prompt execution of the orders at the most favorable price. Where consistent with best price and execution, and in light of its limited resources, the Fund will deal with primary market makers in placing over the counter portfolio orders. The Fund places all orders for purchase and sale of its portfolio securities through its President who is answerable to the Board of Directors. The President may select brokers who, in addition to meeting the primary requirements of execution and price, have furnished statistical or other factual information and services, which, in the opinion of management, are helpful or necessary to the Fund's normal operations. Those services may include economic or industry studies, security analysis & reports, sales literature and statistical services furnished either directly to the Fund or to the Adviser.
No effort is made in any given circumstance to determine the value of these services or the amount they might have reduced Adviser expenses.

Other than as set forth above, the Fund has no fixed policy, formula, method or criteria used in allocating brokerage business to brokers furnishing these ma-terials and services. In it's most recently completed year, 2001, the Fund paid $0 in brokerage commissions. Brokerage commissions were $50 in 2000 and $0 in 1999. The Board of Directors evaluates and reviews semiannually the reasonable-ness of brokerage commissions paid.

                                     - 2 -

               RATIFICATION OR REJECTION OF SELECTION OF AUDITORS

Your Board of Directors has selected, subject to shareholder approval, Sanville and Company, Certified Public Accountants ("S&C") to audit and certify financial statements of the Fund for the year 2001. Since they performed our 2001 audit in an exemplary fashion at competitive prices. Sanville & Co. Would review the Fund's Annual Report to Shareholders and the Fund's Fillings with Securities and Exchange Commission.

The Board of Directors has adopted procedures to pre-approve the types of professional services for which the Fund may retain such auditors. As part of the approval process, the Board of Directors considers whether the performance of each professional service is likely to affect the independence of "S&C". Neither "S&C" nor any of its partners have any direct or material indirect financial interest in the Fund and will provide no non-auditing services to the Fund if selected.

A representative of Sanville & Co. will not be present at the meeting unless re-quested by a shareholder (either in writing or by telephone) in advance of the meeting. Such requests should be directed to the secretary of the Fund.




                     ADOPTION OF 80% INVESTMENT POLICY

The O'Higgins Fund was established to follow investment policies presented in Mr. O'Higgins second book, "Beating the Dow - With Bonds" (Harper Collins, 1999 ). Strict adherence to these policies has produced positive results on average since inception in early 1998. However conditions in the financial markets have changed and Mr. O'Higgins believes that the Fund would benefit from the ability to deviate slightly from the current policy by investing in securities such as gold mining stocks, foreign company stocks traded in the United States and op-tions that move inversely with the major US stock indicies. These securities while not eligible for purchase under the "Beating the Dow" theory do fall well within the limits of the Fund's Investment Restrictions as stated in its State-ment of Additional Information.

 There is a new Rule 35d-1 of the Investment Company Act of 1940 that requires shareholder approval if the Fund Adviser wishes to recommend deviations from policies implied by the name of the Fund and/or as stated in the Prospectus. You are herewith asked to pass judgment on granting permission for your Fund to adopt an 80% investment policy that complies with this Rule 35d-1. Your Fund would be then able to invest up to 20% of it's assets at the time of purchase to seek capital gains and income through the purchase of securities such as those mentioned in the above paragraph when they are expected to perform well in the market environment that Mr. O'Higgins foresees.

This modified policy could increase risk accompanied by higher volatility be-cause management may misjudge future world conditions. The Investment Adviser, Mr. Klawans, has examined the effects expected and agrees with Mr. O'Higgins suggestions. The Board of Directors has considered the risk involved, the com-bined 55 years investment practice of Messrs O'Higgins and Klawans and the ac-tual recommendations. They urge you to vote for the modification.




                           SHAREHOLDER PROPOSALS

The Fund tentatively expects to hold its next annual meeting in August 2003. Shareholder proposals may be presented at that meeting provided they are recei-ved by the Fund not later then January 4, 2003 in accordance with Rule 14a-8 under the Securities & Exchange Act of 1934 which sets forth certain require-ments.


                                OTHER MATTERS

The Board of Directors knows of no other matters to be presented at the meeting other than those mentioned above. Should other business come before the meeting, the proxies will be voted in accordance with the view of the Board of Directors.



                                    - 4 -



                    PROXY - SOLICITED BY THE BOARD OF DIRECTORS
        THE O'HIGGINS FUND ANNUAL MEETING OF SHAREHOLDERS xxx,xx, 2002

The annual meeting of THE O'HIGGINS FUND will be held xxx,xx, 2002 at 1375 Anthony Wayne Dr., Wayne, Pa. at 7:30 P.M. The under-signed hereby appoints Bernard B. Klawans and/or William A. Texter as proxies to represent and to vote all shares of the undersigned at the annual meeting of shareholders and all adjournments thereof, with all powers the undersigned would possess if personal-ly present, upon the matters specified below.

  SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED: IF NO DIRECTION IS INDICATED AS TO A PROPOSAL, THE PROXIES SHALL VOTE FOR SUCH PROPOSAL. THE PROXIES MAY VOTE AT THEIR DISCRETION ON ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING.

The Board of Directors recommends that you vote FOR on all items.

1. Election of Directors
       ___
      l___l    FOR all nominees except as marked to the contrary below.

       ___
      l___l    WITHHOLD AUTHORITY to vote for all nominees.

       Instructions: To withhold authority to vote for nominees, strike a line through his/their name(s) in the following list.

     Bernard B.  Klawans        William A. Texter       Victor J. Belanger
     Dr. Gerd H. Dahl           Dr James P. King        Donald A. Peterson

2. Proposal to ratify the selection of Sanville & Co. by the Board of Directors as independent public accountants to audit and certify financial statements of the Fund for the fiscal year ending December 31, 2002.
             ___                 ___                      ___
            l___l   FOR         l___l   AGAINST          l___l   ABSTAIN

3. Proposal to ratify or reject complementation of the O'Higgins "Beating the Dow-with Bonds" theory by adding the ability to use up to 20 percent of total assets outside this theory under Rule 35d-1 of the investment Company act of 1940 to be responsive to changing world conditions.

             ___                 ___
            l___l   FOR         l___l   AGAINST

4. To Transact such other business as may properly come before the meeting or any general adjournments thereof.

Please mark, date, sign and return the proxy promptly in the enclosed envelope. For joint registrations, both parties should sign.

Dated ___________________, 2002                        _______________________
                                                       Shareholder's Signature
                                                       _______________________
                                                       Shareholder's Signature
Please review your address and note corrections below.